
                                   COOPERATIVE BANKSHARES, INC. AND SUBSIDIARY
                                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION


                                                                                DECEMBER 31, 2005       December 31, 2004 *
                                                                              ---------------------   ----------------------
                                                                                  (UNAUDITED)
                                   ASSETS
  Cash and due from banks, noninterest-bearing                                 $        18,784,582     $         12,031,627
  Interest-bearing deposits in other banks                                               5,037,911                4,360,960
                                                                              ---------------------   ----------------------
    Total cash and cash equivalents                                                     23,822,493               16,392,587
  Securities:
    Available for sale (amortized cost of $43,133,174 in December 2005
     and $44,432,476 in December 2004)                                                  42,380,655               44,535,010
    Held to maturity (estimated market value of $1,980,533 in December
     2005 and $2,678,860 in December 2004)                                               2,029,445                2,659,595
  FHLB stock                                                                             5,828,800                4,518,500
  Loans held for sale                                                                    4,893,564                7,239,131

  Loans                                                                                643,727,167              453,769,733
    Less allowance for loan losses                                                       6,763,238                4,353,227
                                                                              ---------------------   ----------------------
      Net loans                                                                        636,963,929              449,416,506

  Other real estate owned                                                                   26,291                        -
  Accrued interest receivable                                                            3,345,444                2,085,164
  Premises and equipment, net                                                           10,537,095                8,597,015
  Goodwill                                                                               1,461,543                1,461,543
  Other assets                                                                          14,976,781               13,202,393
                                                                              ---------------------   ----------------------
          Total assets                                                         $       746,266,040     $        550,107,444
                                                                              =====================   ======================

                    LIABILITIES AND STOCKHOLDERS' EQUITY
  Deposits                                                                     $       564,989,604     $        414,757,904
  Short-term borrowings                                                                 21,802,964               32,342,878
  Escrow deposits                                                                          561,120                  194,408
  Accrued interest payable                                                                 417,565                  190,689
  Accrued expenses and other liabilities                                                 3,857,534                2,629,188
  Long-term obligations                                                                103,541,295               53,082,676
                                                                              ---------------------   ----------------------
       Total liabilities                                                               695,170,082              503,197,743
                                                                              ---------------------   ----------------------

Stockholders' equity:
  Preferred stock, $1 par value, 3,000,000 shares authorized,
    no shares issued and outstanding                                                             -                        -
  Common stock, $1 par value, 14,000,000 shares authorized,
    4,305,316 and 2,860,764 shares issued and outstanding                                4,305,316                2,860,764
  Additional paid-in capital                                                             2,734,611                2,673,233
  Accumulated other comprehensive income (loss)                                           (462,423)                  67,672
  Retained earnings                                                                     44,518,454               41,308,032
                                                                              ---------------------   ----------------------
       Total stockholders' equity                                                       51,095,958               46,909,701
                                                                              ---------------------   ----------------------
          Total liabilities and stockholders' equity                           $       746,266,040     $        550,107,444
                                                                              =====================   ======================

Book value per common share**                                                  $             11.87     $              10.93
                                                                              =====================   ======================

*  Derived from audited consolidated financial statements.

** The 2004 information is computed after giving the retroactive effect of a 3-for-2 stock split in the form of a 50% dividend declared on January 19, 2005 and paid on February 24, 2005.


                                           COOPERATIVE BANKSHARES, INC. AND SUBSIDIARY
                                              CONSOLIDATED STATEMENTS OF OPERATIONS
                                                           (Unaudited)


                                                               THREE MONTHS ENDED                    TWELVE MONTHS ENDED
                                                                  DECEMBER 31,                            DECEMBER 31,
                                                            2005                2004                2005              2004 *
                                                      -----------------   -----------------   -----------------  -----------------
INTEREST INCOME:
  Loans                                                $    10,935,119     $     6,739,572     $    36,761,753    $    25,185,437
  Securities                                                   514,612             542,367           2,107,163          2,218,150
  Other                                                         95,770              19,313             171,612             49,436
  Dividends on FHLB stock                                       62,774              39,412             217,490            150,172
                                                      -----------------   -----------------   -----------------  -----------------
       Total interest income                                11,608,275           7,340,664          39,258,018         27,603,195
                                                      -----------------   -----------------   -----------------  -----------------
INTEREST EXPENSE:
  Deposits                                                   3,851,047           1,811,664          12,001,466          6,425,637
  Borrowed funds                                             1,362,685             701,783           4,157,410          2,779,271
                                                      -----------------   -----------------   -----------------  -----------------
       Total interest expense                                5,213,732           2,513,447          16,158,876          9,204,908
                                                      -----------------   -----------------   -----------------  -----------------

NET INTEREST INCOME                                          6,394,543           4,827,217          23,099,142         18,398,287
Provision for loan losses                                      935,000             225,000           2,485,000            970,000
                                                      -----------------   -----------------   -----------------  -----------------
       Net interest income after provision for
        loan losses                                          5,459,543           4,602,217          20,614,142         17,428,287
                                                      -----------------   -----------------   -----------------  -----------------
NONINTEREST INCOME:
   Gain on sale of loans                                       526,623             563,672           2,421,946          2,523,246
   Net gain on sale of securities                                    -               9,600                   -              9,600
   Service charges and fees on loans                           120,077             154,529             772,001            505,986
   Deposit-related fees                                        498,318             414,270           1,802,838          1,591,762
   Gain on sale of real estate                                 428,324                   -             428,324                  -
   Bank-owned life insurance earnings                           95,283              73,182             348,481            317,377
   Other income, net                                            36,427              70,057             173,491            235,557
                                                      -----------------   -----------------   -----------------  -----------------
       Total noninterest income                              1,705,052           1,285,310           5,947,081          5,183,528
                                                      -----------------   -----------------   -----------------  -----------------
NONINTEREST EXPENSES:
   Compensation and fringe benefits                          2,609,408           2,266,764          10,371,057          9,322,226
   Occupancy and equipment                                     924,148             794,167           3,550,056          3,262,622
   Professional and examination fees                            76,030             148,532             446,881            460,084
   Advertising                                                 169,659             141,895             573,852            525,341
   Other                                                       783,644             495,354           2,359,965          2,016,063
                                                      -----------------   -----------------   -----------------  -----------------
     Total noninterest expenses                              4,562,889           3,846,712          17,301,811         15,586,336
                                                      -----------------   -----------------   -----------------  -----------------

Income before income taxes                                   2,601,706           2,040,815           9,259,412          7,025,479
Income tax expense                                           1,144,588             688,122           3,757,874          2,344,304
                                                      -----------------   -----------------   -----------------  -----------------

NET INCOME                                             $     1,457,118     $     1,352,693     $     5,501,538    $     4,681,175
                                                      =================   =================   =================  =================
NET INCOME PER SHARE:
   Basic**                                             $          0.34     $          0.32     $          1.28    $          1.09
                                                      =================   =================   =================  =================
   Diluted**                                           $          0.33     $          0.31     $          1.26    $          1.07
                                                      =================   =================   =================  =================
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
   Basic**                                                   4,304,214           4,291,146           4,298,561          4,289,187
                                                      =================   =================   =================  =================
   Diluted**                                                 4,386,369           4,369,425           4,376,281          4,366,478
                                                      =================   =================   =================  =================

*  Derived from audited consolidated financial statements.

** Computed based on the weighted average number of dilutive shares outstanding after giving the retroactive effect for the 3-for-2 stock split in the form of a stock dividend announced on January 19, 2005



AVERAGE BALANCES
COOPERATIVE BANKSHARES, INC.

                                                                              For the quarter ended
                                                         DECEMBER 31, 2005                              DECEMBER 31, 2004
                                             ---------------------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)                                                        Average                                      Average
                                                Average                        Yield/          Average                      Yield/
                                                Balance        Interest        Cost            Balance        Interest      Cost
                                             ------------    -------------  -------------   --------------   -----------  ----------
Interest-earning assets:
   Interest-bearing deposits in other banks   $     8,778      $      96        4.37%        $    4,427       $    19         1.72%
   Securities:
        Available for sale                         42,913            490        4.57%            44,969           510         4.54%
        Held to maturity                            2,133             24        4.50%             2,780            33         4.75%
   FHLB stock                                       5,414             63        4.65%             4,193            39         3.72%
   Loan portfolio                                 634,025         10,935        6.90%           456,667         6,740         5.90%
                                             -------------   -------------                  --------------   -----------
    Total interest-earning assets                 693,263         11,608        6.70%           513,036         7,341         5.72%

Non-interest earning assets                        31,426                                        27,742
                                             -------------                                  --------------
Total assets                                  $   724,689                                    $  540,778
                                             =============                                  ==============

Interest-bearing liabilities:
   Deposits                                       503,283          3,851        3.06%           370,988         1,812         1.95%
   Borrowed funds                                 118,262          1,363        4.61%            87,144           702         3.22%
                                             -------------   -------------                  --------------   -----------
    Total interest-bearing liabilities            621,545      $   5,214        3.36%           458,132       $ 2,514         2.20%
                                                             -------------                                   -----------

Non-interest bearing liabilities                   52,055                                        36,045
                                             -------------                                  --------------

    Total liabilities                             673,600                                       494,177
    Stockholders' equity                           51,089                                        46,601
                                             -------------                                  --------------
Total liabilities and stockholders' equity    $   724,689                                    $  540,778
                                             =============                                  ==============

Net interest income                                            $   6,394                                      $ 4,827
                                                             =============                                   ===========

Interest rate spread                                                             3.34%                                        3.52%
                                                                             ==========                                    =========
Net yield on interest-earning assets                                             3.69%                                        3.76%

Percentage of average interest-earning
   assets to average interest-bearing
   liabilities                                                                  111.5%                                       112.0%
                                                                             ==========                                    =========